UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 20, 2011

Fidelity Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22288	25-1705405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 367-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

FIDELITY BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On April 20, 2011, the Registrant announced its results of operations for the quarter and six months ended March 31, 2011. A copy of the Registrant’s earnings release is furnished with this Form 8-K as Exhibit 99.1.

Item 8.01. Other Events.

On April 20, 2011, the Registrant announced that its Board of Directors had declared a cash dividend of $.02 per share payable May 31, 2011 to stockholders of record as of the close of business on May 13, 2011. For further information, reference is made to the Registrant’s press release, dated April 20, 2011 which is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:            The following exhibits are furnished with this report.

99.1           Press Release, dated April 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY BANCORP, INC.
Date: April 20, 2011	By:	/s/ Richard G. Spencer
Richard G. Spencer President and Chief Executive Officer